UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

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☐    Soliciting Material Pursuant to §240.14a-12.

SUNAMERICA SERIES TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SUNAMERICA SERIES TRUST

DAVIS VENTURE VALUE PORTFOLIO

1999 Avenue of the Stars, 27th Floor

Los Angeles, CA 90067

July 8, 2015

Dear Contract Owner:

A special meeting (the “Meeting”) of the shareholders of the Davis Venture Value Portfolio (the “Portfolio”), a series of SunAmerica Series Trust (the “Trust”) will be held at the offices of SunAmerica Asset Management, LLC, The Woodson Tower Building, Meeting Room 1, 2919 Allen Parkway, Houston, Texas 77019, at 3:00 p.m. Central Time, on August 27, 2015, or at any adjournment(s) or postponement(s) thereof. As an owner of a variable annuity contract or variable life insurance contract (each, a “Variable Contract”) investing in the Portfolio, you have the right to instruct the life insurance company that issued your Variable Contract as to the manner in which the shares of the Portfolio attributable to your Variable Contract should be voted.

At the Meeting, shareholders will be asked to consider and vote on the following Proposal:

•

To approve a new subadvisory agreement between SunAmerica Asset Management, LLC (“SAAMCo”), the Portfolio’s investment adviser, and Brandywine Global Investment Management, LLC (“Brandywine”), an investment subadviser, with respect to the Portfolio (the “Proposal”); and

•	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

For the reasons explained in the accompanying Proxy Statement, SAAMCo and the Board of Trustees of the Trust (the “Board”) recommend that you vote in favor of the Proposal.

As an owner of a Variable Contract that indirectly invests in the Portfolio, you are being asked to provide voting instructions on the Proposal. The Board has determined that the Proposal is in the best interests of the Trust and the Portfolio, its shareholders, and owners of Variable Contracts such as you, and unanimously recommends that you vote in favor of the Proposal.

To ensure that your instructions are counted, please:

•	Mark your votes on the enclosed Voting Instruction Card.

•	Sign and mail your Voting Instruction Card promptly to: Proxy Tabulator, P.O. Box 9043, Smithtown, New York 11787-9481.

•	You may also vote by telephone by calling 1-866-298-8476 or on the Internet at www.proxy-direct.com.

If you have any questions about the Proposal, please call 1-800-445-7862 between the hours of 5:00 a.m. and 5:00 p.m. Pacific Time or 8:00 a.m. and 8:00 p.m. Eastern Time, Monday through Friday.

Sincerely,

/s/ John T. Genoy

John T. Genoy
President
SunAmerica Series Trust

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS	i

OVERVIEW OF THE PROPOSAL – QUESTIONS & ANSWERS	1

PROXY STATEMENT	1

VOTING INFORMATION	3

PROPOSAL: TO APPROVE A NEW SUBADVISORY AGREEMENT BETWEEN SAAMCO AND BRANDYWINE WITH RESPECT TO THE PORTFOLIO	5

EXHIBIT A - SHARES OUTSTANDING	1

EXHIBIT B - FORM OF SUBADVISORY AGREEMENT	1

SUNAMERICA SERIES TRUST

DAVIS VENTURE VALUE PORTFOLIO

1999 Avenue of the Stars, 27th Floor

Los Angeles, CA 90067

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 27, 2015

NOTICE IS HEREBY GIVEN that a special meeting (the “Meeting”) of the shareholders of Davis Venture Value Portfolio (the “Portfolio”), a series of SunAmerica Series Trust (the “Trust”), will be held at the offices of SunAmerica Asset Management, LLC, The Woodson Tower Building, Meeting Room 1, 2919 Allen Parkway, Houston, Texas 77019, at 3:00 p.m. Central Time, on August 27, 2015, or at any adjournment(s) or postponement(s) thereof, for the following purposes:

1.

To approve a new subadvisory agreement between SunAmerica Asset Management, LLC (“SAAMCo”), the Portfolio’s investment adviser, and Brandywine Global Investment Management, LLC (“Brandywine”), an investment subadviser, with respect to the Portfolio (the “Proposal”); and

2.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

Separate accounts (the “Separate Accounts”) of American General Life Insurance Company and The United States Life Insurance Company in The City of New York (each, an “Insurance Company” and together, the “Insurance Companies”) are the principal shareholders of the Portfolio. The Separate Accounts serve as investment options for variable life insurance policies and variable annuity contracts (each, a “Variable Contract”) issued by the Insurance Companies. Certain other mutual funds advised by SAAMCo that are operated as “funds-of-funds” also hold shares of the Portfolio.

The Board of Trustees of the Trust (the “Board”) has set May 29, 2015 as the date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting. Owners of Variable Contracts at the close of business on the Record Date have the right to instruct the Insurance Company that issued their contract as to the manner in which shares of the Portfolio attributable to their Variable Contract should be voted. Therefore, each Insurance Company will vote the shares of the Portfolio held by its Separate Accounts at the Meeting in accordance with timely instructions received from such owners of the Variable Contracts it issued. A Proxy Statement is attached to this Notice that describes the matter to be voted upon at the Meeting or any adjournment(s) or postponement(s) thereof, and a Voting Instruction Card is enclosed for you to provide your voting instructions to your Insurance Company.

Your voting instructions on the Proposal are important. Please provide your voting instructions as soon as possible to save the expense of additional solicitations. You can vote quickly and easily by completing and mailing the enclosed Voting Instruction Card, or by telephone or on the Internet. Please follow the instructions that appear on your enclosed Voting Instruction Card to ensure your voting instructions are properly and timely recorded.

Important Notice Regarding the Availability of Proxy Materials for the Meeting: This Notice and the accompanying Proxy Statement are available on the Internet at www.proxy-direct.com/AIG-26878.

i

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

By order of the Board of Trustees,

/s/ Nori L. Gabert

Nori L. Gabert
Secretary
Houston, Texas
July 8, 2015

ii

OVERVIEW OF THE PROPOSAL – QUESTIONS & ANSWERS

Why did you send me this booklet?

You were sent this proxy statement (the “Proxy Statement”) because you are an owner of a variable annuity contract or variable life insurance policy (each, a “Variable Contract”) issued by American General Life Insurance Company or The United States Life Insurance Company in The City of New York (each, an “Insurance Company” and together, the “Insurance Companies”) and you are indirectly invested in Davis Venture Value Portfolio (the “Portfolio”), a series of SunAmerica Series Trust (the “Trust”). As such, you have the right to give voting instructions on shares of the Portfolio that are attributable to your Variable Contract, if your voting instructions are properly submitted and received prior to the special meeting (the “Meeting”) of the shareholders of the Portfolio to be held at the offices of SunAmerica Asset Management, LLC, The Woodson Tower Building, Meeting Room 1, 2919 Allen Parkway, Houston, Texas 77019, at 3:00 p.m. Central Time, on August 27, 2015, or at any adjournment(s) or postponement(s) thereof.

Who is eligible to vote?

You are eligible to vote (or to instruct the Insurance Company that issued your Variable Contract how to vote) if you were directly or indirectly invested in shares of the Portfolio as of May 29, 2015. Shares of the Portfolio are also held by other portfolios that are operated as “funds-of-funds” under the Investment Company Act of 1940, as amended (the “1940 Act”). These “funds-of-funds” do not pass through their voting rights with respect to their underlying portfolios through to the contract holders that own their shares. These “funds-of-funds” will vote their shares of the Portfolio according to their own proxy voting policies.

What is the purpose of the Meeting?

The purpose of the Meeting is to approve a new subadvisory agreement (the “New Subadvisory Agreement”) between SunAmerica Asset Management, LLC (“SAAMCo”), the Portfolio’s investment adviser, and Brandywine Global Investment Management, LLC (“Brandywine”), an investment subadviser, with respect to the Portfolio. If shareholders approve the New Subadvisory Agreement at the Meeting, Brandywine will replace Davis Selected Advisers, L.P. (“Davis”) as the Portfolio’s subadviser and the current subadvisory agreement with Davis will be terminated.

At an in-person meeting of the Board of Trustees of the Trust (the “Board” and the members of which are referred to as “Trustees”) held on May 27, 2015 (the “May Board Meeting”), SAAMCo recommended, and the Board approved, the replacement of Davis with Brandywine, contingent on shareholder approval at the Meeting. The Board also approved changes to the Portfolio’s principal investment strategies and techniques and a name change for the Portfolio, which are described in more detail below. These changes will go into effect if the New Subadvisory Agreement is approved by shareholders.

Why am I being asked to approve the New Subadvisory Agreement?

A new investment advisory agreement or subadvisory agreement with respect to a registered investment company generally requires approval by a majority of the company’s outstanding voting securities under the 1940 Act before it goes into effect. Certain investment companies and their advisers, including the Trust and SAAMCo, have obtained special exemptive relief from provisions of the 1940 Act (the “Exemptive Order”) from the Securities and Exchange Commission (the “SEC”) that permits SAAMCo to enter into subadvisory agreements with unaffiliated investment advisers without obtaining shareholder approval.

The Trust’s Exemptive Order does not require shareholder approval to retain a new subadviser for a portfolio if the portfolio’s name contains the name of a subadviser. However, the Trust and SAAMCo previously advised shareholders of the Portfolio that they will not rely on the Trust’s Exemptive Order with respect to the

1

Portfolio as long as the Portfolio is identified by name with Davis, its current subadviser. Therefore, they are submitting the New Subadvisory Agreement to shareholders for their approval.

As noted above, the Trust’s Exemptive Order does not require shareholder approval of a new subadviser if a portfolio is identified by name with its current subadviser; indeed, the Trust and SAAMCo note that the Trust’s Exemptive Order is silent on whether a subadviser’s name may be part of a portfolio’s name. The Trust and SAAMCo further note, however, that more recent Exemptive Orders granted by the SEC permit a portfolio’s name to contain the name of its subadviser so long as the name of the portfolio’s primary adviser, or a trademark or trade name that is owned by or publicly used to identify that adviser, precedes the name of the subadviser, and that shareholder approval to retain a new subadviser for a portfolio is not required in those circumstances. Accordingly, if shareholders approve the New Subadvisory Agreement, the Portfolio’s name will change to “SA Legg Mason BW Large Cap Value Portfolio,” and the Trust and SAAMCo intend to rely on the Exemptive Order with respect to any future changes in the Portfolio’s subadviser, so that shareholder approval will not be required to retain a new subadviser.

What are the features of the New Subadvisory Agreement?

The New Subadvisory Agreement provides for a substantially similar investment management structure as the current subadvisory agreement between SAAMCo and Davis with respect to the Portfolio. General oversight of the Portfolio will be performed by SAAMCo as the investment adviser for the Portfolio, and Brandywine will provide day-to-day portfolio management for the Portfolio. There will be no change in the level or quality of subadvisory services received by the Portfolio under the New Subadvisory Agreement. The Portfolio will continue to pay a management fee to SAAMCo and SAAMCo will pay a portion of that fee to Brandywine. The management fee paid by the Portfolio to SAAMCo will not increase and the overall expenses of the Portfolio will not increase as a result of the New Subadvisory Agreement.

How does the Board recommend I vote?

The Board recommends that you vote FOR the New Subadvisory Agreement.

Will the Portfolio’s investment strategies change if Brandywine becomes the Portfolio’s subadviser?

At the May Board Meeting, the Board approved changes to the Portfolio’s name and investment strategies and techniques that will go into effect if the New Subadvisory Agreement is approved by shareholders. As noted above, the Portfolio’s name will change to SA Legg Mason BW Large Cap Value Portfolio and the Portfolio’s principal investment strategy and techniques will change. In particular, the Board approved a new investment policy for the Portfolio under which, under normal circumstances, at least 80% of the Portfolio’s net assets, plus any borrowings for investment purposes, would be invested in the equity securities of large-cap issuers and its principal investment technique would be active management of large-capitalization stocks.

Does the approval of the New Subadvisory Agreement depend upon other events?

Because the Board has already unanimously approved the New Subadvisory Agreement, approval of the New Subadvisory Agreement does not depend upon any other events.

What if I have questions regarding the New Subadvisory Agreement or the Meeting?

If you have questions, please feel free to call 1-800-445-7862 between the hours of 5:00 a.m. and 5:00 p.m. Pacific Time or 8:00 a.m. and 8:00 p.m. Eastern Time, Monday through Friday.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE NEW SUBADVISORY AGREEMENT.

2

SUNAMERICA SERIES TRUST

DAVIS VENTURE VALUE PORTFOLIO

1999 Avenue of the Stars, 27th Floor

Los Angeles, CA 90067

PROXY STATEMENT

This proxy statement (the “Proxy Statement”) is being furnished on behalf of the Board of Trustees (the “Board” and the members of which are referred to as “Trustees”) of SunAmerica Series Trust (the “Trust”) in connection with the special meeting of shareholders of Davis Venture Value Portfolio (the “Portfolio”), a series of the Trust, to be held at the offices of SunAmerica Asset Management, LLC (“SAAMCo”), The Woodson Tower Building, Meeting Room 1, 2919 Allen Parkway, Houston, Texas 77019, at 3:00 p.m. Central Time, on August 27, 2015, or at any adjournment(s) or postponement(s) thereof (the “Meeting”). This Proxy Statement and attached materials are being mailed on or about July 15, 2015.

Shares of the Portfolio are principally held by separate accounts (the “Separate Accounts”) of American General Life Insurance Company and The United States Life Insurance Company in The City of New York (each, an “Insurance Company” and together, the “Insurance Companies”) as investment options under certain variable life insurance policies and variable annuity contracts (together, the “Variable Contracts”) issued by the Insurance Companies. The Insurance Companies purchase and redeem the shares of the Portfolio in response to instructions from owners of Variable Contracts and are the owners of such shares held in their Separate Accounts, with the Separate Accounts being shareholders of record.

In accordance with current law, the Insurance Companies, in effect, pass along their voting rights to the owners of their Variable Contracts. As an owner of a Variable Contract issued by one of the Insurance Companies, you are being sent this Proxy Statement because your Insurance Company is seeking instructions as to how you wish it to vote the shares of the Portfolio held by the Separate Account in which your Variable Contract value is invested. Each Insurance Company will vote the shares of the Portfolio held by its Separate Accounts at the Meeting in accordance with timely instructions received from persons entitled to give voting instructions under the Variable Contracts.

For ease of reference, throughout the enclosed Proxy Statement, Variable Contract owners may be referred to as “shareholders” of the Portfolio.

The purpose of the Meeting is for shareholders to consider and vote on the Proposal listed below and as more fully described herein:

1.

To approve a new subadvisory agreement between SAAMCo, the Portfolio’s investment adviser, and Brandywine Global Investment Management, LLC (“Brandywine”), an investment subadviser, with respect to the Portfolio (the “Proposal”); and

2.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

Accompanying this Proxy Statement is a Voting Instruction Card for owners of Variable Contracts to use to instruct the Insurance Company that issued their Variable Contract how to vote at the Meeting. The Board has set May 29, 2015 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting.

Copies of the Portfolio’s most recent Annual Report and Semi-Annual Report to shareholders will be furnished without charge upon request by writing to SunAmerica Series Trust, at Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570 or for overnight delivery, 1050 North Western Street, Amarillo, Texas 79106-7011 or by calling the following number: 1-800-445-7862.

Important Notice Regarding the Availability of Proxy Materials for the Special Shareholder Meeting to be Held on August 27, 2015:

This Proxy Statement and copies of the Portfolio’s most recent Annual Report and Semi-Annual Report to Shareholders are available on the Internet at https://www.aig.com/getprospectus.

VOTING INFORMATION

General

The Trust is a Massachusetts business trust organized on September 11, 1992. It is registered with the SEC under the 1940 Act as an open-end management investment company. The Trust currently offers 40 Portfolios. Shares of the Trust are offered primarily to the Separate Accounts of the Insurance Companies as investment options under the Variable Contracts.

Voting by the Insurance Companies

The Separate Accounts are the primary shareholders of record of the Trust. Each Separate Account is a segregated asset account established by an Insurance Company. All of the Separate Accounts are registered with the SEC under the 1940 Act as unit investment trusts or are exempt from registration thereunder. Net premiums paid by a Variable Contract owner may be allocated to one or more sub-accounts of each Separate Account that invest in shares of the Trust. Each sub-account invests in a series of shares corresponding to the Portfolio, or another open-end management investment company.

Each Insurance Company will vote the shares of the Portfolio held by its Separate Account(s) at the Meeting in accordance with timely instructions received from persons entitled to give voting instructions under the Variable Contracts. All properly executed Voting Instruction Cards received by the issuing Insurance Company by the close of business on August 26, 2015 will be counted for purposes of voting at the Meeting.

The number of shares of beneficial interest in the Portfolio for which a Variable Contract owner may give voting instructions is equal to the number of shares, or fraction of shares, held in the Separate Account attributable to the owner’s Variable Contract on the Record Date. Each outstanding share of the Portfolio is entitled to one vote and each fractional share is entitled to a fractional vote.

Each Insurance Company will vote shares attributable to Variable Contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which instructions are received. If an executed Voting Instruction Card is received that does not specify a choice as to the Proposal, each Insurance Company will consider its timely receipt as an instruction to vote in favor of the Proposal. Consistent with the foregoing, voting instructions with respect to the Proposal to abstain will have the same effect as votes against the Proposal.

The Insurance Companies do not require that a specified number of Variable Contract owners submit voting instructions before the Insurance Companies will vote the shares of the Portfolio held by their respective Separate Account(s) at the Meeting. Therefore, a small number of Variable Contract owners may determine whether or not the Proposal is approved. In addition, a portion of the Portfolio is owned by funds-of-funds, which are separate series of the Trust, and their vote could control whether or not the Proposal is approved. In determining to vote the shares of the Portfolio held by its Separate Account(s) at the Meeting, an Insurance Company, in its sole discretion, may consider such factors as (1) the percentage of votes represented by voting instructions received by the Insurance Company, and (2) the percentage of Variable Contracts represented by voting instructions received by the Insurance Company. When such determination has been made, the Insurance Company will vote the shares of the Portfolio held by its Separate Account(s) as outlined in the paragraph above.

Solicitation of Voting Instructions

Voting instructions are being solicited by mail. Additional solicitations may be made by telephone or facsimile by officers or employees of an Insurance Company or its affiliates, who will not be separately compensated for such activities. The cost of the solicitation will generally be borne by the Portfolio. These costs include the cost of preparing, printing and mailing the Proxy Statement, Voting Instruction Cards and other proxy materials and tabulating the voting instructions. It is estimated that the total costs and expenses to be borne by the Portfolio will be approximately $136,396.

Variable Contract owners have three options for submitting voting instructions:

1.

Internet—the enclosed Voting Instruction Card includes directions for Variable Contract owners to cast their votes via the Internet at a website designed for this purpose. The required control number is printed on each Variable Contract owner’s Voting Instruction Card. Variable Contract owners who cast their votes via the Internet do not need to mail their Voting Instruction Card.

2.

Telephone—the enclosed Voting Instruction Card includes directions for Variable Contract owners to cast their votes over the telephone. The toll-free telephone number and required control number are printed on each Variable Contract owner’s Voting Instruction Card. Variable Contract owners who cast their votes over the telephone do not need to mail their Voting Instruction Cards.

3.

Mail—Variable Contract owners also may cast their votes by executing the enclosed Voting Instruction Card and mailing it in the envelope provided. The envelope is addressed for your convenience and needs no postage if mailed in the United States.

The Insurance Companies and the Trust encourage Variable Contract owners to vote via the Internet or by telephone. Votes cast via the Internet or over the telephone are recorded immediately and there is no risk that postal delays will cause a Voting Instruction Card to arrive late and therefore not be counted. Variable Contract owners may revoke their voting instructions at any time prior to the close of business on August 26, 2015 by submitting a properly executed later-dated Voting Instruction Card. Variable Contract owners may revoke their voting instructions on the day of the Meeting by attending the Meeting in person and submitting a properly executed later-dated Voting Instruction Card at the Meeting. Merely attending the Meeting without voting, however, will not revoke previously submitted voting instructions.

Shares Outstanding

As of the close of business on the Record Date, the Portfolio has the number of shares outstanding as set forth in Exhibit A, which equals the number of votes that shareholders of the Portfolio are entitled to cast.

Quorum

A quorum for the Meeting for the Portfolio occurs if the holders of thirty percent (30%) of the shares of the Portfolio entitled to vote at the Meeting are present in person or by proxy.

Required Vote

The affirmative vote of a majority of the Portfolio’s outstanding shares (with all classes voting as a group) is required to approve the Proposal. For this purpose, the 1940 Act defines a “majority” as the affirmative vote of the lesser of: (1) more than 50% of the Portfolio’s outstanding voting securities; or (2) 67% or more of the Portfolio’s outstanding voting securities present at the shareholder meeting (in person or by proxy) provided the holders of 50% of the Portfolio’s outstanding voting securities are present at such meeting.

Adjournments

The Meeting may be adjourned by the chairman of the Meeting, whether or not a quorum of shareholders is then present at the Meeting. If the time and place for the adjourned meeting is announced at the Meeting, no further notice need be given if the Meeting is adjourned to a date not more than 120 days after the date originally fixed for the Meeting.

PROPOSAL: TO APPROVE A NEW SUBADVISORY AGREEMENT

BETWEEN SAAMCO AND BRANDYWINE WITH RESPECT TO THE PORTFOLIO

Background and Description of the Proposal

The Board has called the Meeting to present a proposal (the “Proposal”) to shareholders of the Portfolio to approve a new subadvisory agreement (“New Subadvisory Agreement”) between SAAMCo, the Portfolio’s investment adviser, and Brandywine, an investment subadviser, with respect to the Portfolio. If the Proposal is approved by the Portfolio’s shareholders, the existing subadvisory agreement between SAAMCo and Davis Selected Advisers, L.P. (“Davis”), the Portfolio’s current subadviser, will be terminated and the New Subadvisory Agreement between SAAMCo and Brandywine will go into effect on or about September 8, 2015.

The purpose of this Proxy Statement is to solicit shareholder approval of the Proposal and to explain certain matters relating to the approval of the Proposal, including, but not limited to, the terms of the New Subadvisory Agreement, the factors considered by the Board in approving the New Subadvisory Agreement, the fees to be paid by SAAMCo to Brandywine under the New Subadvisory Agreement and information about other comparable funds managed by Brandywine.

The Trust, on behalf of the Portfolio, previously entered into an investment advisory agreement with SAAMCo. Pursuant to this investment advisory agreement, SAAMCo selects the subadvisers for the Trust’s portfolios, including the Portfolio, subject to the supervision and direction of the Board. SAAMCo selects subadvisers that it believes will provide the portfolios with the highest quality investment management services consistent with the portfolios’ investment objectives. SAAMCo monitors the activities of the Trust’s subadvisers and, from time to time, will recommend the replacement of a subadviser on the basis of investment performance, style drift (divergence from the stated investment objective or policies) or other considerations. At the in-person Board meeting held on May 27, 2015 (the “May Board Meeting”), SAAMCo recommended the replacement of Davis with Brandywine, approval of the New Subadvisory Agreement and the termination of Davis as subadviser to the Portfolio in the ordinary course of its ongoing evaluation of the Portfolio’s performance and investment strategies and after extensive research and qualitative and quantitative analysis of numerous candidate firms and their organizational structure, investment process and style, and long-term performance record.

At the May Board Meeting, the Board, including the Trustees that are not interested persons of the Trust (the “Independent Trustees”), as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), unanimously approved the New Subadvisory Agreement between SAAMCo and Brandywine with respect to the Portfolio and its submission to shareholders of the Portfolio for approval at the Meeting.

The Trust and the Adviser

The Portfolio is an investment series of the Trust, a Massachusetts business trust. The Trust entered into the Advisory Agreement with SAAMCo on January 1, 1999, as amended from time to time, with the approval of the Trustees, including a majority of the Independent Trustees. The Advisory Agreement was last approved by shareholders on December 30, 1998 in connection with the acquisition of SAAMCo by American International Group, Inc. (“AIG”) and by the Board, including the Independent Trustees, at an in-person meeting held on October 8, 2014. The current subadvisory agreement with Davis was last approved by the Portfolio’s shareholders on February 23, 2001, in connection with a change in control of Davis, and by the Board, including the Independent Trustees, at an in-person meeting held on October 8, 2014.

SAAMCo is a wholly-owned subsidiary of American General Life Insurance Company, and is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. As investment adviser, SAAMCo selects the subadvisers for the Trust’s portfolios, manages certain portfolios, provides various administrative services and supervises the portfolios’ daily business affairs, subject to oversight by the Trustees. The Advisory Agreement authorizes SAAMCo to retain subadvisers for the portfolios for which it does not manage the assets.

Pursuant to the Advisory Agreement, SAAMCo is compensated for its services to the Portfolio at a rate of 0.80% of the assets of the Portfolio up to $100 million; 0.75% on the next $400 million; and 0.70% over $500 million. For the fiscal year ended January 31, 2015, the Portfolio paid SAAMCo $9,934,068 in advisory fees.

The following chart lists the principal executive officers and the directors of SAAMCo and their principal occupations. The business address of each officer and director as it relates to that person’s position with SAAMCo is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992, unless otherwise noted. No Trustee of the Trust has, or has had, any material interest in a material transaction or in any material proposed transaction with SAAMCo or its affiliates since the beginning of the Portfolio’s most recent fiscal year. Peter A. Harbeck, an interested trustee of the Trust, serves as President, CEO and Director of SAAMCo and Director of AIG Capital Services, Inc., the Portfolio’s distributor.

Name	Current Position

Peter Harbeck	Chief Executive Officer, President, & Director

John Genoy	Chief Financial Officer, Chief Operations Officer, Senior Vice President, & Director

Gregory Bressler	General Counsel, Chief Legal Officer, Senior Vice President & Assistant Secretary

Matthew Hackethal	Chief Compliance Officer

Christine Nixon	Director & Secretary

Kara Murphy	Senior Vice President & Chief Investment Officer

In addition, the following chart lists the officers and directors of the Portfolio that are also officers, employees or directors of SAAMCo.

Name	Position(s) Held with the Portfolio	Position(s) Held with SAAMCo

Peter Harbeck	Director	Chief Executive Officer, President, & Director

John T. Genoy	President	Chief Financial Officer, Chief Operations Officer, Senior Vice President, & Director

Gregory R. Kingston	Treasurer	Vice President & Head of Mutual Fund Administration

Gregory N. Bressler	Vice President and Assistant Secretary	General Counsel, Chief Legal Officer, Senior Vice President & Assistant Secretary

Katherine Stoner	Vice President and Chief Compliance Officer	Vice President

Shawn Parry	Vice President and Assistant Treasurer	Assistant Vice President

Donna McManus	Vice President and Assistant Treasurer	Vice President

Nori L. Gabert	Vice President and Secretary	Vice President and Deputy General Counsel

Matthew J. Hackethal	Anti-Money Laundering Compliance Officer	Chief Compliance Officer

Subadvisers to the Trust’s portfolios act pursuant to subadvisory agreements with SAAMCo. Their duties include furnishing continuous advice and recommendations to the portfolios regarding securities to be purchased and sold. Subadvisers to portfolios of the Trust are independent of SAAMCo and discharge their responsibilities subject to the policies of the Trustees and the oversight and supervision of SAAMCo, which pays the subadvisers’ fees. The Trust’s portfolios do not pay fees directly to a subadviser.

Key Features of the New Subadvisory Agreement

The New Subadvisory Agreement appears as Exhibit B of this Proxy Statement. The following summary of the terms of the New Subadvisory Agreement is qualified in its entirety by reference to the attached Exhibit.

The New Subadvisory Agreement provides that:

(1)

Brandywine shall manage the investment and reinvestment of the assets of the Portfolio and will determine, in its discretion and subject to the oversight and review of SAAMCo, the securities and other investments or instruments to be purchased or sold;

(2)	SAAMCo shall compensate Brandywine for its services;

(3)	Brandywine is authorized to select the brokers or dealers to effect portfolio transactions for the Portfolio;

(4)

Brandywine shall comply with the Portfolio’s investment policies and restrictions and limitations as set forth in the Trust’s current prospectus and statement of additional information and with applicable laws and regulations;

(5)	Brandywine shall provide SAAMCo with records concerning its activities which SAAMCo and/or the Portfolio are required to maintain; and

(6)	Brandywine shall render regular reports to SAAMCo and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities.

For its services under the New Subadvisory Agreement, Brandywine would receive a fee, payable monthly from SAAMCo, at an annual rate of 0.270% of the first $500 million of average daily net assets of the Portfolio, 0.200% on the next $2 billion and 0.175% thereafter. SAAMCo, and not the Portfolio, would be responsible for payment of Brandywine’s subadvisory fee.

If the Proposal is approved by shareholders, the New Subadvisory Agreement shall continue in effect for an initial term beginning on or about September 8, 2015 and ending on or about September 8, 2017. The New Subadvisory Agreement provides for automatic termination unless at least annually, subsequent to its initial term, its continuance is approved by: (i) the vote of a majority of the Trustees of the Trust who are not parties to the New Subadvisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust. The New Subadvisory Agreement terminates automatically upon its assignment and will also terminate in the event that the Advisory Agreement is terminated. The New Subadvisory Agreement may also be terminated at any time, without payment of a penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, voting separately from any other series of the Trust, or by SAAMCo, on not less than thirty (30) nor more than sixty (60) days’ written notice to Brandywine. The New Subadvisory Agreement may also be terminated by the Brandywine at any time, without the payment of any penalty, on ninety (90) days’ written notice to SAAMCo and the Trust.

Differences Between the Current Subadvisory Agreement and the New Subadvisory Agreement

The terms of the New Subadvisory Agreement are not materially different from the current subadvisory agreement between Davis and SAAMCo with respect to the Portfolio (the “Current Subadvisory Agreement”), except as to the parties to the agreement (i.e., the New Subadvisory Agreement is between SAAMCo and Brandywine and the Current Subadvisory Agreement is between SAAMCo and Davis), the fees charged (the fees charged under the Current Subadvisory Agreement are different from the fees charged under the New Subadvisory Agreement), the effective dates of the agreements and as noted below.

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The New Subadvisory Agreement requires Brandywine to maintain an appropriate level of errors and omissions or professional liability insurance coverage during the term of the agreement. The Current Subadvisory Agreement does not have a comparable requirement.

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The New Subadvisory Agreement expressly allows Brandywine to engage its affiliates and certain other affiliated persons of the Trust as broker-dealers or futures commission merchants to effect transactions on behalf of the Portfolio and to aggregate purchase or sell orders for the Portfolio with the orders of Brandywine’s other clients subject to the requirements of the 1940 Act, the Securities Exchange Act of 1934 (the “Exchange Act”) and other applicable laws and regulations. The aggregation of orders may not result in a more favorable price or lower brokerage commissions in all instances. The Current Subadvisory Agreement does not have a comparable provision.

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The Current Subadvisory Agreement prohibits Davis from terminating the agreement unless another subadvisory agreement has been approved or until six months have elapsed from the date of the notice. There is no comparable restriction under the New Subadvisory Agreement.

The table below compares the fees payable by SAAMCo under the Current and New Subadvisory Agreements and the management fees retained by SAAMCo under the Current and New Subadvisory Agreements. In addition, if the New Subadvisory Agreement is approved by shareholders, SAAMCo will waive a portion of its management fee so that the management fee payable by the Portfolio to SAAMCo is equal to 0.67% of the Portfolio’s average daily net assets. This fee waiver would continue in effect until April 30, 2017.

	Current Subadvisory Agreement	New Subadvisory Agreement

Subadvisory Fee Rates	0.45% of average daily net assets up to $100 million 0.40% on the next $400 million of average daily net assets 0.35% thereafter	0.270% of average daily net assets up to $500 million 0.200% on the next $2 billion of average daily net assets 0.175% thereafter

Subadvisory Fees Paid by SAAMCo to Subadviser	$5,117,034 (actually paid for fiscal year ended January 31, 2015)	$3,102,591 (if the New Subadvisory Agreement had been in effect for the fiscal year ended January 31, 2015)

Management Fees Retained by SAAMCo	$4,817,034 (actually retained for fiscal year ended January 31, 2015)	$6,118,588 (if the New Subadvisory Agreement had been in effect for the fiscal year ended January 31, 2015 and if the management fee waiver had been in effect)

Information about Brandywine

Brandywine has offices at 2929 Arch Street, Philadelphia, Pennsylvania 19104. Brandywine acts as adviser or subadviser primarily to individuals, public funds, corporations, pension and profit sharing plans, Taft-Hartley Plans, endowments and foundations, as well as to other investment company portfolios. As of March 31, 2015, Brandywine’s total assets under management were approximately $66 billion. Brandywine is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of March 31, 2015, Legg Mason’s asset management operations had aggregate assets under management of approximately $703 billion. Brandywine is an affiliate of ClearBridge Investments, LLC, also a wholly-owned subsidiary of Legg Mason, which serves as subadviser to the Small Cap Portfolio, a series of Seasons Series Trust. SAAMCo serves as investment adviser to the portfolios of Seasons Series Trust.

The following chart lists the principal executive officers and the directors of Brandywine and their principal occupations. The business address of each officer and director as it relates to that person’s position with Brandywine is 2929 Arch Street, Philadelphia, Pennsylvania 19104, unless otherwise noted. No Trustee of the Trust has, or has had, any material interest in a material transaction or in any material proposed transaction with Brandywine or its affiliates since the beginning of the Portfolio’s most recent fiscal year. No officers or Trustees of the Portfolio are officers, employees, directors or shareholders of Brandywine.

Name	Current Position

David Hoffman	Chair, Voting Member Executive Board/Managing Director/Portfolio Manager

Henry Otto	Voting Member Executive Board/Managing Director/Portfolio Manager

Steve Smith	Voting Member Executive Board/Managing Director/Portfolio Manager

Adam Spector	Voting Member Executive Board/Managing Partner

Steve Tonkovich	Voting Member Executive Board/Managing Director/Portfolio Manager

Patrick Kaser	Voting Member Executive Board/Managing Director/Portfolio Manager

Paul Lesutis	Non-Voting Member Executive Board/Managing Director/Portfolio Manager

Brandywine is the investment adviser or subadviser for other mutual funds and/or accounts that have an investment goal similar to that of the Portfolio. The name of such fund or account, together with information concerning the fund or account’s assets, and the advisory or subadvisory fee rate paid (contractual fee including breakpoints) to Brandywine for its management services, are set forth below.

Fund	Fee Rate	Assets

Fidelity Rutland Square Trust II -

Strategic Advisers Value Fund

Fidelity Rutland Square Trust II -

Strategic Advisers Value Multi-

Manager Fund

Fidelity Rutland Square Trust II -

Strategic Advisers Core Fund

Assets are aggregated for all 3 Funds: 0.270% on the first $500 million 0.200% on the next $2 billion 0.175% on the next $1 billion 0.150% thereafter

Fidelity Rutland Square Trust II - Strategic Advisers Value Fund: $4,035,456,740*

Fidelity Rutland Square Trust II -Strategic Advisers Value Multi-Manager Fund: $6,100,445*

Fidelity Rutland Square Trust II -Strategic Advisers Core Fund: $646,024,551*

Total Assets of Funds: $4,687,581,736

Fund	Fee Rate	Assets

MassMutual Select Diversified Value Fund	0.230% on all assets	MassMutual Select Diversified Value Fund: $228,867,395*

Legg Mason BW Diversified Large Cap Value Fund	Legg Mason charges a flat 0.75% on all assets. The subadvisory fee paid to Brandywine is equal to 90% (0.675%) of the management fee paid to Legg Mason net of expense waivers and reimbursements.	$858,811,913**

*Represents Brandywine sleeve of a subadvised mutual fund

**Brandywine is the sole investment subadvisor

Factors Considered by the Board of Trustees

At the May Board Meeting, the Board, including the Independent Trustees, discussed and approved the New Subadvisory Agreement with respect to the Portfolio and unanimously agreed to recommend that shareholders approve the New Subadvisory Agreement. In accordance with Section 15(c) of the 1940 Act, the Board requested, and Brandywine provided, materials relating to the Board’s consideration of whether to approve the New Subadvisory Agreement. In determining whether to approve the New Subadvisory Agreement, the Board, including the Independent Trustees, considered certain factors. Those factors included, among others:

(1)	the requirements of the Trust in the areas of investment advisory services;

(2)	the nature, extent and quality of the investment advisory services to be provided by Brandywine;

(3)	the investment performance of the Portfolio;

(4)

the size and structure of the subadvisory fee and any other material payments to be made to Brandywine and, in connection therewith, a review of the costs of services to be provided and the profits to be realized by Brandywine and its affiliates from the relationship with the Trust;

(5)	the organizational capability and financial condition of Brandywine and its affiliates;

(6)	the possibility that services of the type required by the Portfolio might be better obtained from other organizations; and

(7)	the fees to be paid by SAAMCo to Brandywine under the New Subadvisory Agreement for managing the Portfolio.

In addition, the Board considered: (a) the conditions and trends prevailing in the economy, the securities markets and the investment company industry; (b) the profitability of Brandywine and the amounts to be retained by SAAMCo; and (c) information regarding Brandywine’s compliance and regulatory history.

The Independent Trustees were separately represented by counsel that is independent of SAAMCo in connection with their consideration of approval of the New Subadvisory Agreement. The matters discussed below were also considered separately by the Independent Trustees in executive sessions during which such independent counsel provided guidance to the Independent Trustees.

The Board received information regarding the proposed subadvisory fee rate for the Portfolio. The Board reviewed this in connection with the subadvisory fee rates of a group of funds with similar investment strategies and/or objectives, as applicable (the “Subadviser Expense Group/Universe”), as selected and prepared by an independent third-party provider of investment company data. The Board also received performance data and expense information prepared by management. In addition, the Board considered the performance of Brandywine with respect to accounts and mutual funds that have comparable investment objectives and strategies to those to be adopted by the Portfolio if the New Subadvisory Agreement is approved.

Nature, Extent and Quality of Services. The Board, including the Independent Trustees, considered the nature, quality and extent of services to be provided by Brandywine under the New Subadvisory Agreement. In making its evaluation, the Board considered that SAAMCo acts as adviser for the Portfolio, manages the daily business affairs of the Trust, and obtains and evaluates economic, statistical and financial information to formulate and implement investment policies and provides oversight with respect to the daily management of the Portfolio’s assets, subject to the Trustees’ oversight and control. It was also noted that SAAMCo’s advisory fees compensate SAAMCo for services such as monitoring Portfolio performance, selecting and replacing subadvisers, determining asset allocations among each series of the Trust and ensuring that each subadviser’s style adheres to the prospectus and statement of additional information as well as other administrative, compliance and legal services or requirements.

With respect to Brandywine, the Board noted that Brandywine would be responsible for providing investment management services on a day-to-day basis. In such role, Brandywine would: (i) determine the securities to be purchased or sold and execute such documents on behalf of the Portfolio as may be necessary in connection therewith; (ii) provide SAAMCo with records concerning its activities; and (iii) render regular reports to SAAMCo and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Board reviewed Brandywine’s history, structure and size, and investment experience. The Board considered the personnel of Brandywine that would be involved in the investment management, administration, compliance and risk management activities with respect to the Portfolio, as well as current and projected staffing levels. The Board was informed that in management’s judgment, Brandywine has the size, viability and resources to attract and retain highly qualified investment professionals. The Board reviewed the qualifications, background and responsibilities of the staff of Brandywine that would be responsible for providing investment management services to the Portfolio.

The Board also reviewed and considered Brandywine’s compliance and regulatory history, including information about whether it has been involved in any litigation, regulatory actions or investigations that could impair its ability to serve as subadviser to the Portfolio. The Board considered Brandywine’s risk assessment and risk management processes. The Board concluded that there was no information provided that would have a material adverse effect on Brandywine’s ability to provide services to the Trust.

The Board concluded that it was satisfied with the nature, quality and extent of the services to be provided by Brandywine and that there was a reasonable basis on which to conclude that Brandywine would provide high quality services to the Portfolio.

Portfolio Fees and Expenses; Investment Performance. The Board, including the Independent Trustees, received and reviewed information regarding the proposed subadvisory fees under the New Subadvisory Agreement and compared against such fees of its Subadviser Expense Group/Universe for the Portfolio. It was noted that with respect to subadvisory fees, SAAMCo negotiates such fees at arms-length. The Board also considered that the subadvisory fees are paid by SAAMCo out of its advisory fee and not by the Portfolio, and that subadvisory fees may vary widely within a Subadviser Expense Group/Universe for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of subadvisory fees to be paid out by SAAMCo under the New Subadvisory Agreement and the amount of the management fees which it would retain under the New Subadvisory Agreement and determined that these amounts were reasonable in light of the services performed by SAAMCo and to be performed by Brandywine, respectively. The Board was informed that the effective subadvisory fee rates for the Portfolio, based on $1.38 billion in assets under management as of January 31, 2015, under the Current Subadvisory

Agreement and the New Subadvisory Agreement would be 0.372% and 0.225%, respectively. The Board was also informed that had the New Subadvisory Agreement and the proposed fee waiver been in effect for the fiscal year ended January 31, 2015, SAAMCo would have retained $6,118,588 of its advisory fee and paid $3,102,591 in subadvisory fees, a decrease of 39.367% relative to the subadvisory fees it pays under the Current Subadvisory Agreement.

To assist in analyzing the reasonableness of the proposed subadvisory fee, the Board received a report prepared independently by Lipper, Inc. (“Lipper”) as well as information provided by management. The Board also considered advisory fees received by Brandywine with respect to other mutual funds and accounts with similar investment strategies to the Portfolio as well as performance data from management and Brandywine with respect to other mutual funds or other accounts advised or subadvised by Brandywine with similar investment objectives and/or strategies, as applicable.

The Subadviser Expense Group consists of the Portfolio and a select group of funds that are chosen to be comparable to the Portfolio based upon certain factors, including fund type (in this case, funds underlying variable insurance products), comparability of investment objectives and asset category, asset size and expense components. The Subadviser Expense Universe generally consists of the Portfolio, the funds in its Subadviser Expense Group, and all other funds in the asset category or categories included in the Subadviser Expense Group regardless of asset size or primary channel of distribution.

The performance information included information as of March 31, 2015 from management. On a quarterly basis, the Board monitors and reviews various materials presented and prepared by management, including but not limited to the Portfolio’s overall performance, performance relative to the Portfolio’s benchmark and Morningstar peer group, and a subadviser’s performance within a portfolio. The Board also considered that management makes particular note of any portfolio that may require closer monitoring or potential corrective action by the Board.

As part of its review of the Portfolio’s fees and expenses and performance, the Board considered information, including but not limited to, the following expense and performance information provided by Lipper and management in making its determinations. It was noted that projected subadvisory fees and total expenses were calculated as of the Portfolio’s most recent fiscal year end, which may vary among the Portfolio’s Subadviser Expense Group/Universe.

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The Board considered that the proposed subadvisory fee with respect to Brandywine was below the median of its Subadvisor Expense Group/Universe and below the average of its Subadvisor Expense Group/Universe at all asset levels. The Board also noted that SAAMCo had proposed to enter into a fee waiver agreement with the Trust on behalf of the Portfolio which would go into effect if the New Subadvisory Agreement was approved by shareholders, under which SAAMCo would waive a portion of its management fee under the Advisory Agreement so that the management fee payable by the Portfolio is equal to 0.67% of the Portfolio’s average daily net assets.

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The Board further considered that Davis underperformed its benchmark for four of the last five calendar years and over the last one-, three-, five- and ten-year periods ended March 31, 2015. The Board also considered that Davis did not meet its nine-month performance target. The Board also considered the composite performance of Brandywine’s Large Cap Value accounts for each of the last five years.

The Trustees noted that expense and performance information as a whole was useful in assessing whether Brandywine is proposing to provide services at a cost that is competitive with other similar funds.

Cost of Services to be Provided to the Portfolio and Benefits Derived. The Board did not consider revenue received by Brandywine or its affiliates in connection with services to be provided to the Portfolio under the New Subadvisory Agreement because the relationship had not yet commenced.

The Board noted that Brandywine places orders for the execution of transactions for client accounts according to its best execution policies and procedures. In selecting broker-dealers, Brandywine may take into account many factors, including but not limited to the following: size of the order; price of the security; execution difficulty of the transaction; liquidity of the security; market and exchange conditions; macroeconomic conditions; current news events; order flow information; speed of execution desired; broker willingness to commit capital and minimize trading costs associated with implementing an investment decision; broker ability to execute a large or small trade; ability or inability of electronic communication network to handle transactions; value of brokerage and research services provided to Brandywine; and commission cost. Brandywine’s brokerage committee establishes and maintains a list of approved broker-dealers for the execution of client portfolio transactions.

The Board noted that Brandywine may direct client brokerage to broker-dealers that provide research and brokerage services to Brandywine. Such arrangements are subject to Brandywine’s policy of seeking best execution and are structured to comply with the safe harbor of Section 28(e) of the Exchange Act, which permits the payment of commissions that exceed commissions other broker-dealers may charge if Brandywine determines that such commissions are reasonable in relation to the research or brokerage services provided.

The Board considered that the research or brokerage services that Brandywine may obtain from broker-dealers may include, among others, economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data and market information systems. Research and brokerage services received may include proprietary research generated by the broker-dealers that execute the transactions, brokerage services, or a rebate on brokerage services, provided by the executing broker-dealer, or research generated by third parties. Brandywine’s brokerage committee quarterly reviews the firm’s use of portfolio commissions to obtain research and brokerage services and evaluates such matters as the types and costs of services received, and the commissions used to obtain such services.

The Board noted that Brandywine does not allocate the relative costs or benefits of research or brokerage services since the services received are, in the aggregate, of assistance in fulfilling overall responsibilities to its clients. Any research or brokerage services received for a particular client’s brokerage commissions may be useful to the client, but also may be useful in the management of other client accounts. Similarly, the research or brokerage services received for the commissions of such other client accounts may be useful for the client.

With respect to indirect costs and benefits, the Board was informed, based on management’s judgment, that any indirect costs incurred by SAAMCo in connection with rendering investment advisory services to the Portfolio were inconsequential to the analysis of the adequacy of the advisory fees, and that any collateral benefits derived as a result of providing advisory services to the Portfolio were de minimis and did not impact upon the reasonableness of the advisory fee retained by SAAMCo. The Board considered that SAAMCo is paid an administrative services fee of up to 0.04% of the average daily net asset value of the Trust’s Portfolios pursuant to an arrangement between SAAMCo and certain affiliated life insurance companies (the “Life Companies”).

In connection with benefits derived from the Trust, the Board considered that the Life Companies may benefit as a result of their direct ownership of the Portfolio’s shares, which amounts may be material. It was noted that in calculating their corporate income tax liability as insurance companies, the Life Companies, as corporate mutual fund shareholders, may exclude a portion of the ordinary dividends paid by underlying U.S. equities in the Portfolio to the same extent the Portfolio receives certain dividends with respect to shares of stock issued by domestic corporations, subject to applicable tax laws and regulations. In addition, the Life Companies may also rely on foreign tax credits with respect to certain foreign securities held in the Portfolio. Finally, the Board considered that the Life Companies receive revenue sharing payments from SAAMCo and certain other persons in connection with certain administrative, marketing and other servicing activities, including payments to help offset costs for marketing activities and training to support sales of the Portfolio, as well as occasional gifts, entertainment or other compensation as incentives. It was noted that such payments may be derived from 12b-1 (service) fees that are deducted directly from the assets of the Portfolio or from investment management fees received by SAAMCo.

The Board concluded that any benefits that SAAMCo and its affiliates could be expected to receive with regard to providing investment advisory and other services to the Portfolio were reasonable.

Profitability and Economies of Scale. The Board did not consider profitability data relating to Brandywine’s management of the Portfolio because the relationship had not yet commenced. The Board noted that the subadvisory fees to be paid pursuant to the New Subadvisory Agreement would be paid by SAAMCo out of its advisory fees. The Board noted that they relied on the ability of SAAMCo to negotiate the New Subadvisory Agreement and the fees thereunder at arm’s length. The Board determined that the potential profitability to Brandywine in connection with its relationship with the Portfolio is therefore not a material factor in their consideration of the New Subadvisory Agreement.

The Board considered that the New Subadvisory Agreement also contains breakpoints in the fee schedule; however, since SAAMCo, and not the Trust, is responsible for the payment of the fees pursuant to the New Subadvisory Agreement, the Trust does not directly benefit from any reduction in subadvisory fee rates. For similar reasons as stated above with respect to Brandywine’s profitability, the Board concluded that the potential for economies of scale in Brandywine’s management of the Portfolio are not a material factor in its consideration at this time.

Terms of the New Subadvisory Agreement. The Board, including the Independent Trustees, reviewed the terms of the New Subadvisory Agreement including the duties and responsibilities undertaken by SAAMCo and Brandywine as discussed above. The Board noted that the New Subadvisory Agreement provides that Brandywine will pay all of its own expenses in connection with the performance of its duties as well as the cost of maintaining the staff and personnel as necessary for it to perform its obligations. The Board also considered other terms and conditions of the New Subadvisory Agreement.

Applicability of SAAMCo’s Exemptive Order. Certain investment companies and their advisers, including the Trust and SAAMCo, have obtained special exemptive relief from provisions of the 1940 Act (the “Exemptive Order”) from the Securities and Exchange Commission (the “SEC”) that permits SAAMCo to enter into subadvisory agreements with unaffiliated investment advisers without obtaining shareholder approval. However, the Trust and SAAMCo have advised shareholders of the Portfolio that they will not rely on the Exemptive Order with respect to the Portfolio so long as the Portfolio is identified by name with Davis, its current subadviser. If shareholders approve the New Subadvisory Agreement at the Meeting, and the name of the Portfolio is changed to “SA Legg Mason BW Large Cap Value Portfolio,” the Trust and SAAMCo intend to rely on the Exemptive Order with respect to any future changes in the Portfolio’s subadviser.

Conclusions. In reaching its decision to recommend the approval of the New Subadvisory Agreement, the Board did not identify any single factor as being controlling, but based its recommendation on each of the factors it considered, and each Trustee may have attributed different weight to the various factors. Based upon the materials it reviewed, the representations made to it and the considerations described above, and as part of their deliberations, the Board, including the Independent Trustees, concluded that Brandywine possesses the capability and resources to perform the duties required of it under the New Subadvisory Agreement.

Further, based upon its review of the New Subadvisory Agreement, the materials provided, and the considerations described above, the Board, including the Independent Trustees, concluded that: (1) the terms of the New Subadvisory Agreement are reasonable, fair and in the best interest of the Portfolio and its shareholders; and (2) the proposed subadvisory fee rate is fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered.

Shareholder Approval

The affirmative vote of a majority of the Portfolio’s outstanding shares (with all classes voting as a group) is required to approve the Proposal. For this purpose, the 1940 Act defines a “majority” as the affirmative vote of the lesser of: (1) more than 50% of the Portfolio’s outstanding voting securities; or (2) 67% or more of the Portfolio’s outstanding voting securities present at the shareholder meeting (in person or by proxy) provided the holders of 50% of the Portfolio’s outstanding voting securities are present at such meeting.

Because the Life Companies do not require that a specified number of Variable Contract owners submit voting instructions before voting the shares of the Portfolio held by their respective Separate Accounts, a small number of Variable Contract owners may determine whether or not the Proposal is approved. In addition, a portion of the Portfolio is owned by funds-of-funds, which are separate series of the Trust, and their vote could control whether or not the Proposal is approved.

Changes to the Portfolio’s Name and Principal Investment Strategies and Techniques

In connection with the approval of the New Subadvisory Agreement at the May Board Meeting, the Board, including the Independent Trustees, also approved a change in the name of the Portfolio to “SA Legg Mason BW Large Cap Value Portfolio” and certain changes to the Portfolio’s principal investment strategy and techniques. None of these changes require shareholder approval. However, these changes will not be implemented unless shareholders approve the Proposal.

If shareholders approve the Proposal, the Portfolio’s investment goal will not be changed, but Brandywine would pursue the Portfolio’s investment goal by investing at least 80% of its net assets in equity securities of large capitalization companies with market capitalizations similar to companies in the Russell 1000® Value Index (the “Index”). The Portfolio would provide shareholders with 60 days’ prior notice of any change in the policy to invest 80% of its net assets (plus any borrowings for investment purposes) in large capitalization companies. As of May 31, 2015, the median market capitalization of a company in the Index was approximately $7.799 billion and the dollar-weighted average market capitalization of the companies in the Index was approximately $111.426 billion.

Brandywine would invest primarily in equity securities that it believes are undervalued or out of favor. Brandywine would invest in securities that meet its value criteria, primarily, price-to-earnings ratios, price-to-book ratios, price momentum, share change and quality, based on both quantitative and fundamental analysis. Under the principal strategy proposed by Brandywine, the Portfolio would hold approximately 150-250 companies under normal market conditions.

Ownership of Shares

As of May 29, 2015, all shares of the Portfolio were owned directly by the separate accounts of American General Life Insurance Company (“American General”) and The United States Life Insurance Company in the City of New York (“U.S. Life”) or affiliated mutual funds. The following shareholders directly owned 5% or more of the Portfolio’s outstanding shares as of May 29, 2015:

	Owner	Shares	Percentage

Class 1	American General	17,047,210	66%

Class 1	SunAmerica Dynamic Strategy Portfolio	8,251,370	32%

Class 2	American General	2,159,825	100%

Class 3	American General	20,350,857	96%

American General is a stock life insurance company organized under the laws of the state of Texas and its address is 2727-A Allen Parkway, Houston, Texas 77019. U.S. Life is a stock life insurance company organized under the laws of the state of New York and its address is One World Financial Center, 200 Liberty Street, New York, New York 10281. SunAmerica Dynamic Strategy Portfolio is a series of the Trust. The Trust’s address is 1999 Avenue of the Stars, 27th Floor, Los Angeles, CA 90067.

Shareholders that own of record or beneficially more than 25% of the Portfolio’s outstanding shares may be considered a controlling person. No other person was known by the Portfolio to own beneficially or of record more than 5% of any class of its outstanding shares. The Trustees and officers of the Trust, and members of their families as a group, beneficially owned (i.e., as owners of Variable Contracts) less than 1% of the outstanding shares of the Portfolio as of May 29, 2015.

Brokerage Commissions

The Portfolio did not pay brokerage commissions to affiliates for the fiscal year ended January 31, 2015.

Other Service Agreements

For the fiscal year ended January 31, 2015, the Portfolio paid an aggregate amount of $1,658,131 in shareholder services fees to American General and U.S. Life, each of which are affiliates of SAAMCo. In addition, the Portfolio paid $1,813 to VALIC Retirement Services Company (“VRSCO”) for transfer agency services during the period. VRSCO is also an affiliate of SAAMCo and is located at 2929 Allen Parkway, Houston, Texas 77019. AIG Capital Services, Inc. (“ACS”) distributes the Portfolio’s shares and incurs the expenses of distributing the Portfolio’s shares under a Distribution Agreement. ACS is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992. SAAMCo, American General, U.S. Life, VRSCO and ACS (the “Affiliated Service Providers”) are each indirect, wholly-owned subsidiaries of AIG. The Affiliated Service Providers will continue to provide services to the Trust if the New Subadvisory Agreement is approved.

Shareholder Reports

Copies of the most recent annual and semi-annual reports of the Trust are available without charge and may be obtained by writing the Trust at Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570 or by calling (800) 445-7862.

Shareholder Proposals

As a general matter, the Trust does not hold annual or regular meetings of shareholders. Ordinarily, there will be no shareholder meetings unless necessitated by the 1940 Act. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders should send their written proposal to the Secretary of the Trust, at 2919 Allen Parkway, Houston, Texas 77019 Attn: Nori L. Gabert. Proposals must be received by the Trust within a reasonable period of time prior to any shareholder meeting.

Other Business

SAAMCo, the Insurance Companies and the Trust know of no business to be presented at the Meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Trust and the Portfolio.

By Order of the Trustees,

/s/ Nori L. Gabert Nori L. Gabert Secretary SunAmerica Series Trust

Dated: July 8, 2015

EXHIBIT A

SHARES OUTSTANDING

As of the Record Date, the following number of shares of the Portfolio were outstanding and entitled to vote:

Class	Shares Outstanding on Record Date

Class 1	25,842,981

Class 2	2,159,825

Class 3	21,207,528

Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

1

EXHIBIT B

FORM OF SUBADVISORY AGREEMENT

This SUBADVISORY AGREEMENT is dated as of [                    ] by and between SUNAMERICA ASSET MANAGEMENT, LLC, a Delaware limited liability company (the “Adviser”), and BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC, a Delaware limited liability company (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and SunAmerica Series Trust, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, as amended from time to time (the “Advisory Agreement”), pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust, and pursuant to it which the Adviser may delegate one or more of its duties to a subadviser pursuant to a written subadvisory agreement; and

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and may issue shares of beneficial interest, without par value, in separately designated portfolios representing separate funds with their own investment objectives, policies and purposes; and

WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment portfolio(s) of the Trust listed on Schedule A attached hereto (each, a “Portfolio,” and collectively, the “Portfolio(s)”), and the Subadviser is willing to furnish such services;

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1.        Duties of the Subadviser. The Adviser hereby engages the services of the Subadviser in furtherance of the Advisory Agreement. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of each Portfolio. The Subadviser will determine, in its discretion and subject to the oversight and review of the Adviser, the securities and other investments or instruments to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish, as provided in writing to the Subadviser from time to time, and in compliance with (a) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust’s current prospectus and statement of additional information, as provided by the Adviser to the Subadviser; and (b) applicable laws and regulations.

    The Subadviser represents and warrants to the Adviser that it will manage each Portfolio at all times (a) in compliance with all applicable federal and state laws, including securities, commodities and banking laws, governing its operations and investments; (b) the provisions of the Act and rules adopted thereunder; (c) the objectives, policies, restrictions and limitations for the Portfolio(s) as set forth in the Trust’s current prospectus and statement of additional information (together, the “Registration Statement”) as most recently provided by the Adviser to the Subadviser; and (d) the policies and procedures as adopted by the Trustees of the Trust provided in writing to the Subadviser. The Subadviser further represents and warrants to the Adviser that it will manage each

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Portfolio in compliance with Section 851(b)(2) and (3) of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and Section 817(h) of Subchapter L of the Code, solely with respect to the assets of the Portfolio which are under its management and based on information provided by the Portfolio’s custodian. Furthermore, the Adviser will work in conjunction with the Subadviser to undertake any corrective action that may be required as advised by the Portfolio’s tax advisor in a timely manner following quarter end in order to allow the Subadviser to resolve the issue within the 30-day cure period under the Code.

    The Subadviser further represents and warrants that to the extent that any statements or omissions made in any Registration Statement for the shares of the Trust, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser in writing expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the “1933 Act”) and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

    The Subadviser agrees: (a) to maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of this Subadvisory Agreement, is appropriate given the nature of its business, and (b) from time to time and upon reasonable request, to supply evidence of such coverage to the Adviser.

    The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Subadvisory Agreement. The Subadviser shall not be responsible for the other expenses of a Portfolio, including, without limitation, fees of the Portfolio’s independent public accountants, transfer agent, custodian and other service providers who are not employees of the Subadviser; brokerage commissions and other transaction-related expenses; tax-reporting; taxes levied against the Portfolio or any of its property; and interest expenses of the Portfolio.

    The Subadviser also represents and warrants that in furnishing services hereunder, the Subadviser will not consult with any other subadviser of the Portfolio(s) or other series of the Trust, to the extent any other subadvisers are engaged by the Adviser, or any other subadvisers to other investment companies that are under common control with the Trust, concerning transactions of the Portfolio(s) in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of rule 12d3-1 under the Act.

    The Adviser acknowledges that the Subadviser and its delegates do not hold client money and/or custody assets.

2.

Portfolio Transactions. The Subadviser is responsible for decisions, and is hereby authorized, to buy or sell securities and other investments or instruments for each Portfolio, broker-dealers, futures commission merchants’ and other counterparties selection, and negotiation of brokerage commission and futures commission merchants’ rates. As a general matter, in executing Portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser’s best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm’s risk in positioning a block of securities. Subject to such

2

policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Subadvisory Agreement or otherwise solely by reason of the Subadviser’s having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect Portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to Portfolio transactions as they may reasonably request. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Portfolio with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates’ fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

The Subadviser shall have the express authority to negotiate, open, continue and terminate brokerage accounts and other brokerage arrangements with respect to all Portfolio transactions entered into by the Subadviser on behalf of the Portfolio.

3.        Compensation of the Subadviser. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Subadvisory Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the assets managed by the Subadviser for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior day’s net assets in order to calculate the daily accrual). For purposes of calculating the Subadviser’s fee, the average daily net asset value of a Portfolio shall mean the average daily net assets for which the Subadviser provides advisory services, and shall be determined by taking an average of all determinations of such net asset value during the month. If the Subadviser shall provide its services under this Subadvisory Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

4.        Reports. The Trust and the Adviser agree to furnish to the Subadviser current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as the Subadviser may reasonably request.

    The Subadviser agrees to furnish to the Adviser and/or the Chief Compliance Officer of the Trust and/or the Adviser (the “CCO”) with such information, certifications and reports as such persons may reasonably deem appropriate or may request from the Subadviser regarding the Subadviser’s compliance with

3

applicable law, including: (i) Rule 206(4)-7 of the Advisers Act; (ii) the Federal Securities Laws, as defined in Rule 38a-1 under the Act; (iii) the Commodity Exchange Act; and (iv) any and all other laws, rules and regulations, whether foreign or domestic, in each case, applicable at any time to the operations of the Subadviser with respect to the provision of its services under this Agreement. The Subadviser shall make its officers and employees (including its CCO) who are responsible for the Portfolio available, upon reasonable notice to the Subadviser, to the Adviser and/or the CCO from time to time to examine and review the Subadviser’s compliance program and adherence thereto.

5.        Status of the Subadviser. The services of the Subadviser to the Adviser and the Trust are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

6.        Proxy Voting. The Adviser will vote proxies relating to the Portfolio’s securities. The Adviser will vote all such proxies in accordance with such proxy voting guidelines and procedures adopted by the Board of Trustees. The Adviser may, on certain non-routine matters, consult with the Subadviser before voting proxies relating to the Portfolio’s securities. The Adviser will instruct the custodian and other parties providing services to the Trust promptly to forward to the proxy voting service copies of all proxies and shareholder communications relating to securities held by each Portfolio (other than materials relating to legal proceedings).

7.        Certain Records. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio(s) that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of the Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Trust will be provided promptly to the Trust or the Adviser upon request.

    The Subadviser agrees that all accounts, books and other records maintained and preserved by it, and related to the Portfolio(s), as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust’s auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

8.        Reference to the Subadviser. None of the Trust, the Portfolio(s) or the Adviser or any affiliate or agent thereof shall make reference to or use the name or logo of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior written approval of the Subadviser, prior to first use, which approval shall not be unreasonably withheld. Additionally, if substantive changes are made to such materials thereafter, the Portfolio(s) shall furnish to the Subadviser the updated material for approval prior to first use, which approval shall not be unreasonably withheld. Upon the termination of this Agreement, none of the Trust, the Portfolio(s) or the Adviser or any affiliate or agent thereof shall make reference to or use the name or logo of the Subadviser or any of its affiliates in any advertising or promotional materials. Notwithstanding the above, for so long as the Subadviser serves as subadviser to the Portfolio(s), the Trust, the Portfolio(s) and the Adviser may use the name or logo of the Subadviser or any of its affiliates in the Registration Statement, shareholder reports, and other filings with the Securities and Exchange Commission, or after the Subadviser ceases to serve as subadviser, if such usage is for the purpose of meeting a disclosure obligation under laws, rules, regulations, statutes and codes, whether state or federal, without the Subadviser’s prior written consent.

9.        Liability of the Subadviser. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the Subadviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) the Subadviser shall not be subject to liability to the Adviser

4

(and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) or to the Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trust) for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from Subadviser’s rendering of services under this Agreement.

    (b)      The Subadviser agrees to indemnify and hold harmless the Adviser (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser) and/or the Trust (and its officers, directors/trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Trust) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser and/or the Trust and their affiliates or such directors/trustees, officers or controlling person may become subject under the Act, the 1933 Act, under other statutes, common law or otherwise, which arise from the Subadviser’s disabling conduct, including but not limited to any material failure by the Subadviser to comply with the provisions and representations and warranties set forth in Section 1 of this Agreement; provided, however, that in no case is the Subadviser’s indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligations and duties under this Agreement.

10.        Term of the Agreement. This Agreement shall continue in full force and effect with respect to each Portfolio until two (2) years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Trust.

    With respect to each Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Trust, or by the Adviser, on not less than thirty (30) nor more than sixty (60) days’ written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on ninety (90) days’ written notice to the Adviser and the Trust. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

    This Agreement will also terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

11.      Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

12.      Amendments. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

5

13.      Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

14.      Legal Matters. The Subadviser will not take any action or render advice involving legal action on behalf of the Trust with respect to securities or other investments held in a Portfolio or the issuers thereof, which become the subject of legal notices or proceedings, including securities class actions and bankruptcies.

15.      Personal Liability. The Declaration of the Trust establishing the Trust (the “Declaration”), is on file in the office of the Secretary of the Commonwealth of Massachusetts, and, in accordance with that Declaration, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for satisfaction of any obligation or claim or otherwise in connection with the affairs of the Trust, but the “Trust Property,” as defined in the Declaration, only shall be liable.

16.      Separate Series. Pursuant to the provisions of the Declaration, each Portfolio is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Trust as a whole.

17.      Confidentiality. Neither party will disclose, or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or as reasonably required to execute transactions on behalf of the Portfolio(s) or to advise on the Portfolio(s), and will keep confidential any non-public information obtained directly as a result of this service relationship. A receiving party shall disclose such non-public information only if the other party has authorized such disclosure by prior written consent, or if such information is or hereafter otherwise is known by disclosing party or has been disclosed, directly or indirectly, by the disclosing party to others, becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or to the extent such disclosure is reasonably required by auditors or attorneys of the disclosing party in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Notwithstanding the foregoing, the Subadviser may disclose the total return earned by the Portfolio(s) and may include such total return in the calculation of composite performance information.

18.      Representations. By execution of this Agreement, Subadviser represents that it is duly registered as an investment adviser with the Securities and Exchange Commission pursuant to the Advisers Act and that it has electronically provided to the Adviser Part 2A of its registration on Form ADV prior to signing this Agreement.

19.      Notices. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

Subadviser:	Brandywine Global Investment Management, LLC
2929 Arch Street, 8th Floor
Philadelphia, PA 19104
Attention: John Nelson
Sr. Vice President & Director

Adviser:	SunAmerica Asset Management, LLC
Harborside Financial Center
3200 Plaza 5
Jersey City, NJ 07311
Attention: Gregory N. Bressler
Senior Vice President and General Counsel

6

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

SUNAMERICA ASSET MANAGEMENT, LLC

By:

Name:

Title:

BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC

By:

Name:

Title:

7

SCHEDULE A

Portfolio(s)	Annual Fee (as a percentage of the average daily net assets the Subadviser manages in the Portfolio)

SA Legg Mason BW Large Cap Value Portfolio	0.270% on the first $500 million 0.200% on the next $2 billion 0.175% thereafter

8

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting The Woodson Tower Building, Meeting Room 1, 2919 Allen Pkwy, Houston, TX 77019 on August 27, 2015

Please detach at perforation before mailing.

PROXY CARD	SUNAMERICA SERIES TRUST	PROXY CARD
DAVIS VENTURE VALUE PORTFOLIO SPECIAL MEETING OF SHAREHOLDERS - TO BE HELD ON AUGUST 27, 2015

The undersigned shareholder of the referenced fund (the “Portfolio”) of SunAmerica Series Trust (the “Trust”), hereby appoints Gregory N. Bressler, Kathleen D. Fuentes, Louis O. Ducote, Gregory R. Kingston and John T. Genoy, or any of them, as proxies for the undersigned, each with the power to appoint his or her substitute, and hereby authorizes each of them to attend the Special Meeting of the Shareholders of the Trust to be held at The Woodson Tower Building, Meeting Room 1, 2919 Allen Parkway, Houston, Texas 77019 at 3:00 p.m. Central Time, on Thursday August 27, 2015, and any adjournment or postponement thereof (the “Meeting”), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Meeting. With respect to those shares for which instructions have not been received from the undersigned, the undersigned will cast shares in the affirmative or the negative, or in abstention, in the same proportion as those shares for which instructions have been received by contract owners of the referenced separate account. THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF SUNAMERICA SERIES TRUST.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

Dated 2015

Signature(s) (If held jointly)	(Please Sign in Box)

Note: Please sign exactly as name appears on the records of the Trust and date. When shares are held by joint tenants both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

AIG_26878_070815

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on August 27, 2015.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/AIG-26878

Please detach at perforation before mailing.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

		FOR	AGAINST	ABSTAIN
1.	To approve a new subadvisory agreement between SunAmerica Asset Management, LLC (“SAAMCo”), the Portfolio’s investment adviser, and Brandywine Global Investment Management, LLC (“Brandywine”), an investment subadviser, with respect to the Portfolio (the “Proposal”); and	☐	☐	☐

2.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

AIG_26878_070815

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting The Woodson Tower Building, Meeting Room 1, 2919 Allen Pkwy, Houston, TX 77019 on August 27, 2015

Please detach at perforation before mailing.

PROXY CARD	SUNAMERICA SERIES TRUST	PROXY CARD
DAVIS VENTURE VALUE PORTFOLIO SPECIAL MEETING OF SHAREHOLDERS - TO BE HELD ON AUGUST 27, 2015

The undersigned shareholder of the referenced fund (the “Portfolio”) of SunAmerica Series Trust (the “Trust”), hereby appoints Gregory N. Bressler, Kathleen D. Fuentes, Louis O. Ducote, Gregory R. Kingston and John T. Genoy, or any of them, as proxies for the undersigned, each with the power to appoint his or her substitute, and hereby authorizes each of them to attend the Special Meeting of the Shareholders of the Trust to be held at The Woodson Tower Building, Meeting Room 1, 2919 Allen Parkway, Houston, Texas 77019 at 3:00 p.m. Central Time, on Thursday August 27, 2015, and any adjournment or postponement thereof (the “Meeting”), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Meeting. THIS PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF SUNAMERICA SERIES TRUST.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

Dated 2015

Signature(s) (If held jointly)	(Please Sign in Box)

Note: Please sign exactly as name appears on the records of the Trust and date. When shares are held by joint tenants both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

AIG_26878_070815_FOF

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on August 27, 2015.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/AIG-26878

Please detach at perforation before mailing.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

		FOR	AGAINST	ABSTAIN
1.	To approve a new subadvisory agreement between SunAmerica Asset Management, LLC (“SAAMCo”), the Portfolio’s investment adviser, and Brandywine Global Investment Management, LLC (“Brandywine”), an investment subadviser, with respect to the Portfolio (the “Proposal”); and	☐	☐	☐

2.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

AIG_26878_070815_FOF

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-866-298-8476 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Voting Instruction Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting The Woodson Tower Building Meeting Room 1, 2919 Allen Pkwy, Houston, TX 77019 on August 27, 2015

Please detach at perforation before mailing.

VOTING INSTRUCTION CARD	SUNAMERICA SERIES TRUST	VOTING INSTRUCTION CARD
DAVIS VENTURE VALUE PORTFOLIO SPECIAL MEETING OF SHAREHOLDERS - TO BE HELD ON AUGUST 27, 2015

INSURANCE COMPANY NAME/SEPARATE ACCOUNT NAME

The undersigned hereby instructs the above named Insurance Company (“Insurance Company”), on behalf of its above named separate account (“Separate Account”), to transmit voting instructions for all the shares of the Portfolio of SunAmerica Series Trust (the “Trust”) listed herein, which are attributable to the variable annuity contract or variable life insurance contract (“Contract”) for which the undersigned is entitled to give instructions at the Special Meeting of the Shareholders of the Trust to be held at The Woodson Tower Building, Meeting Room 1, 2919 Allen Parkway, Houston, Texas 77019 at 3:00 p.m. Central Time, on Thursday, August 27, 2015, and any adjournment or postponements thereof (the “Meeting”), on all matters coming before the meeting. The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Proxy Statement and revokes any voting instruction heretofore given with respect to the Meeting.

The Insurance Company will transmit voting instructions for shares attributable to your Contract as indicated on this card, or if no direction is provided when the duly executed voting instruction card is returned, the Insurance Company will vote shares attributable to your Contract “FOR” the Proposal, and in accordance with its own discretion as to any other matter that is properly presented at the Meeting. If you fail to return this voting instruction card or return it unsigned, the Insurance Company will transmit voting instructions for all shares attributable to your account value in proportion to all voting instructions for the Portfolio actually received from Contract owners in the Separate Account. THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF SUNAMERICA SERIES TRUST.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-298-8476

Dated 2015

Signature(s) (If held jointly)	(Please Sign in Box)

Note: Please sign your name exactly as it appears on this form. If a contract is held in the name of two or more persons, in whatever capacity, only one need sign. When signing in a fiduciary capacity, such as executor or attorney, please so indicate. When signing on behalf of an entity such as a partnership or corporation, please indicate title.

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on August 27, 2015.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/AIG-26878

Please detach at perforation before mailing.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

		FOR	AGAINST	ABSTAIN
1.	To approve a new subadvisory agreement between SunAmerica Asset Management, LLC (“SAAMCo”), the Portfolio’s investment adviser, and Brandywine Global Investment Management, LLC (“Brandywine”), an investment subadviser, with respect to the Portfolio (the “Proposal”); and	☐	☐	☐

2.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

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